NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
2010 First Quarter Teleconference
May 11, 2010
•Richard W. McCullough, Chairman & CEO
•Barton R. Brookman, SVP Exploration & Production
•Gysle R. Shellum, Chief Financial Officer

See Slide 2 regarding Forward Looking Statements
The following information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Management’s current expectations and beliefs, as well as a number of assumptions concerning future events.
These statements are based on certain assumptions and analyses made by Management in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Management’s expectations and predictions is subject to a number of risks and uncertainties, general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Petroleum Development Corporation;
actions by competitors; changes in laws or regulations; and other factors, many of which are beyond the control of Petroleum
Development Corporation.
You are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied, as more fully discussed in our safe harbor statements found in our SEC filings, including, without limitation, the discussion under the heading “Risk Factors” in the Company’s 2009 annual report on Form 10-K and in subsequent Form 10-Qs. All forward-looking statements are based on information available to Management on this date and Petroleum Development Corporation assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.
The SEC permits oil and gas companies to disclose in their filings with the SEC proved reserves, probable reserves and possible reserves.  SEC regulations define “proved reserves” as those quantities of oil or gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible in future years from known reservoirs under existing economic conditions, operating methods and government regulations; “probable reserves” as unproved reserves which, together with proved reserves, are as likely as not to be recovered; and “possible reserves” as unproved reserves which are less certain to be recovered than probable reserves.  Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the
Company. In addition, the Company’s reserves and production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.
Disclaimer

See Slide 2 regarding Forward Looking Statements
Rick McCullough
Chairman & Chief Executive Officer

See Slide 2 regarding Forward Looking Statements
First Quarter 2010 Highlights

• Net income of $23.7 million, or $1.23 per diluted share
• Gas and oil revenues up 52% over same period 2009 on Q1 2010 realized prices of $9.20 per Mcfe over Q1 2009 realized prices of
 $7.08 per Mcfe

• Adjusted cash flow of $49.3 million, or $2.56 per diluted share

• Q1 2010 adjusted cash flow up approximately $10 million over same period 2009 on 20% lower volumes
• Production of 9.1 Bcfe, 7% above Q1 guidance of 8.5 Bcfe
• Drilled 38.6 net wells vs. 24.9 net wells in Q1 2009
• Liquidity improved to $254 million

See Slide 2 regarding Forward Looking Statements
7/15/10 Analyst Day Colorado - Preview
• Results from five-year business plan
 – Multi-year projections
 – Peer analysis
• Status update
 – Marcellus horizontal well results
 – Piceance margin enhancement initiatives
 – Exploration projects
 – Niobrara horizontal potential in Wattenberg
• Partnership repurchase status
• Second-half 2010 update
 – Capital plans, operations, and guidance
• PDC drilling/field operations tour

See Slide 2 regarding Forward Looking Statements
Bart Brookman
SVP - Exploration and Production

Petroleum
Development
Corporation

Michigan
Basin (4%)
Rocky
Mountains (89%)

Q1 2010 Production:
8.1
Bcfe
2010E Production:
31.2
Bcfe
2010E Production:
1.3 Bcfe

See Slide 2 regarding Forward Looking Statements
Core Operating Regions

See Slide 2 regarding Forward Looking Statements
2009 Proved Reserves:
 641
Bcfe
Rocky Mountains & Other
2009 Proved Reserves:

15 Bcfe
Q1 2010 Production:

..4 Bcfe
Michigan Basin
2009 Proved Reserves:
 61
Bcfe
Q1 2010 Production:
 .6
Bcfe
2010E Production:
 3.2
Bcfe
Appalachian Basin*
Q1 2010 Production
9.1 Bcfe
Appalachian Basin (7%)
*Appalachian Basin includes 100% of PDC Mountaineer JV Reserves at Year-End 2009.

Petroleum Development Corporation

Bcfe
12
10
8
6
4
2
0
8.5
9.1
Q1
Q2
Q3
Q4
Forecast
Actual

See Slide 2 regarding Forward Looking Statements
Q1 2010 Production
• Q1 2010 production exceeded
 forecast by 7%
• Wattenberg continues to
 outperform expectations
 – Mild weather
 – Strong oil production
 – Completion technology continues
 to enhance performance
 – Modest line pressure
 improvements
• Appalachia and NECO are on
 budget

Q1 2010 Drilling Activity

# of Wells Drilled
90
80
70
60
50
40
30
20
10
0
63
44
Q1
Q2
Q3
Q4

- Two rigs operating in Wattenberg
  - Averaging 4 days spud to spud
- 1 Fit for purpose rig operating in Piceance
  - Significant improvement in spud to spud time
- Marcellus horizontal drilling
  - First well in completion phase
  - Second well drilling
  - Third well prepared for spud
- Bakken
  - Drilled second horizontal well; in completion phase

See Slide 2 regarding Forward Looking Statements

Actual
Non-Op
Actual
Operated
Forecast
Operated
Forecast
Non-Op

See Slide 2 regarding Forward Looking Statements
Production By Area - Bcfe

Area	Q1 2010 Actual	Q1 2010 Estimate	% Increase/ (Decrease)
Wattenberg	3.9	3.3	18%
Piceance	3.0	3.1	-3%
NECO	1.1	1.1	0%
Michigan	.4	.3	33%
Other (ND, TX, WY)	.1	.1	0%
Appalachia	.6	.6	0%
TOTAL	9.1	8.5	7%

See Slide 2 regarding Forward Looking Statements
Lifting Costs

Area	Full Year 2008 Actual	Full Year 2009 Actual	Q1 2010 Actual
Direct Costs ($/Mcfe)	$0.84	$0.59	$0.75
Indirect Costs ($/Mcfe)	$0.23	$0.24	$0.29
Total Lifting Cost ($/Mcfe)	$1.07	$0.83	$1.04
Production (MMcfe/d)	106	119	101
• Q1 2010 per unit costs increased as a result of:
 • Winter operations
 • Decreased production
 • EH&S expenses
 • Location and road maintenance
 • Water hauling and disposal

($ in millions)	Q1 2010	2Q-4Q 2010E	FY 2010E
Development Capital	$ 23.5	$ 103.3	$ 126.8
Exploration and G&G	2.0	4.0	6.0
Leasehold and Partnership Puts	0.9	8.4	9.3
Miscellaneous	1.0	6.8	7.8
Pref Right Acquistion*	9.1	-	9.1
PDC Total Capital	**$ 36.5**	**$ 122.5**	**$ 159.0**
PDC Mountaineer, LLC (JV)	$ 4.9	$ 59.6	$ 64.5

See Slide 2 regarding Forward Looking Statements
Q1 2010 Net Capital

*Not Included in original 2010 guidance and very little volume in Q1 2010.

See Slide 2 regarding Forward Looking Statements
2010 Q1 Operations Highlights
• Quarterly production exceeded budget by 7%
• Integrated $10MM Wattenberg acquisition
 – Preferential right
• Marcellus
 – Drilled first horizontal well with completion pending
 – Drilling second horizontal well
• Wattenberg
 – Major gas system operator is installing pipe and compression that will reduce line pressure and may further enhance production
 – Completion practices continue to improve
 – Second rig reached efficiency very quickly
• Piceance
 – Fit for purpose rig achieving new level of drilling pace
 – Anticipating permit of water disposal well in next 30 days

See Slide 2 regarding Forward Looking Statements
Gysle Shellum
Chief Financial Officer

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
(1) O&G operating margin is defined as O&G revenue less O&G production and well operations costs.
(2) See appendix for GAAP reconciliation of Adjusted Cash Flow and Adjusted EBITDA, respectively.

	Three Months Ended
	March 31,
($ in millions)	2010	2009
O&G revenues	$60.4	$39.7
O&G production & well operations costs	$15.7	$16.4
O&G operating margin(1)	$44.7	$23.3
Adjusted cash flow from operations(2)	$49.3	$39.7
Adjusted EBITDA(2)	$53.7	$46.2
DD&A	$28.4	$34.4
G&A	$10.7	$12.1

See Slide 2 regarding Forward Looking Statements
Summary Financial Results
	Three Months Ended March 31,
(in millions except per share data)	2010	2009
Income (loss) from operations	$45.7	($1.6)
Net Income (loss) attributable to shareholders	$23.7	($5.7)
Diluted earnings (loss) per share attributable to shareholders	$1.23	($0.38)
	Three Months Ended March 31,
	2010	2009
Adjusted net income attributable to shareholders(1)	$10.9	$4.1
Adjusted earnings per share attributable to shareholders(1)	$0.57	$0.27

(1) See appendix for GAAP reconciliation of Adjusted Net Income.

($ in millions)
350
300
250
200
150
100
50
0
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

See Slide 2 regarding Forward Looking Statements

Debt Maturity Schedule
$59
$203
$305
See Slide 2 regarding Forward Looking Statements
$
• $305 million revolver matures
  in May 2012

• Maturity schedule reflects:
 – Mitigation of liquidity risk

 – Diversification of funding
 sources

• As of March 31, 2010
 ($ in millions):
 – $59 drawn balance
 – $19 undrawn L.O.C
 – $27 cash balance
 – $254 available liquidity

Petroleum Development Corporation

$/Mcfe
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$9.20
$5.87
$5.92
$6.26
Q1 2010
Q2 2010
Q3 2010
Q4 2010

See Slide 2 regarding Forward Looking Statements
Quarterly Realized Hedge Price
(as of 4/30/10)

Weighted average for full-year 2010 is $6.81/Mcfe.

See Slide 2 regarding Forward Looking Statements

Oil and Gas Per Unit Costs
	Three Months Ended March 31,
(per Mcfe)	2010	2009
Average lifting costs(1)	$1.04	$0.93
DD&A (O&G Properties Only)	$2.91	$2.90
(1) Lifting costs represent natural gas and oil lease operating expenses, exclusive of production taxes, on a per unit basis.

See Slide 2 regarding Forward Looking Statements
A P P E N D I X

See Slide 2 regarding Forward Looking Statements
Adjusted Net Income Reconciliation

(1) Includes natural gas marketing activities.
	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net income (loss) attributable to shareholders	$23.7	($5.7)
Unrealized loss (gain) on derivatives, net (1)	(20.5)	13.2
Provision for underpayment of gas sales	-	2.6
Tax effect of above adjustments	7.7	(6.0)
Adjusted net income attributable to shareholders	$10.9	$4.1
Weighted average diluted shares outstanding	19.3	14.8
Adjusted diluted earnings per share	$0.57	$0.27
* Amounts may not foot due to rounding.

See Slide 2 regarding Forward Looking Statements
Adjusted Cash Flow Reconciliation

	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net cash provided by operating activities	$51.3	$35.9
Changes in assets and liabilities related to operations	(2.0)	3.9
Adjusted cash flow from operations	$49.3	$39.7
* Amounts may not foot due to rounding.

See Slide 2 regarding Forward Looking Statements
Adjusted EBITDA Reconciliation
(1) Includes natural gas marketing activities.

	Three Months Ended
	March 31,
(in millions, except per share data)	2010	2009
Net income (loss) attributable to shareholders	$23.7	($5.7)
Unrealized loss (gain) on derivatives, net(1)	(20.5)	13.2
Interest expense, net	7.8	8.4
Income tax expense (benefit)	14.3	(4.0)
Depreciation, depletion & amortization	28.4	34.4
Adjusted EBITDA	$53.7	$46.2
Weighted average diluted shares outstanding	19.3	14.8
Adjusted EBITDA per share	$2.78	$3.12
* Amounts may not foot due to rounding.

NASDAQ:PETD
PETROLEUM DEVELOPMENT
CORPORATION
2010 First Quarter Teleconference
May 11, 2010